Pacer Metaurus Nasdaq-100 Dividend Multiplier 600 ETF Trading Symbol: QSIX Listed on The Nasdaq Stock Market LLC Summary Prospectus August 15, 2024 as supplemented September 12, 2024 www.PacerETFs.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated August 15, 2024, as previously supplemented, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.paceretfs.com/resources/items/cat/important-documents/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Pacer Metaurus Nasdaq-100 Dividend Multiplier 600 ETF (the “Fund”) employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Metaurus Nasdaq-100 Dividend Multiplier Total Return Index - Series 600 (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.60%
* Estimated for the current fiscal year
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$61	$192
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed by Metaurus Advisors LLC (“Metaurus”), the Fund’s sub-adviser and the Fund’s index provider. Solactive AG serves as the calculation agent for the Index. Metaurus is not affiliated with Pacer Advisors, Inc., the Fund’s investment adviser. All or a portion of the methodologies and algorithms used to calculate the Index are covered by one or more granted or pending U.S. patents owned by Metaurus.
The Index
The Index, as designed, has two components: (i) a Nasdaq-100 component (the “Nasdaq-100 Component”) and (ii) a dividend component (the “Dividend Component”) consisting of long positions in annual futures contracts that provide exposure to ordinary dividends paid on the common stocks of companies included in the Nasdaq-100® Index (the “Nasdaq-100”). The Nasdaq-100 is designed to measure the performance of 100 of the largest non-financial companies by modified market capitalization listed on the Nasdaq Global Select Market or the Nasdaq Global Market. The Nasdaq-100 generally includes securities issued by U.S. and non-U.S. issuers, including American Depositary Receipts (“ADRs”), common stocks, ordinary shares and tracking stocks; real estate investment trusts, special purpose acquisition companies and when-issued securities are not typically eligible for index inclusion. The Nasdaq-100 is reconstituted annually in December. The Nasdaq-100 Component is comprised of securities that replicate the Nasdaq-100. The Dividend Component is designed to give the Fund exposure to approximately 600% of the ordinary dividends the Fund would otherwise have expected to receive from its investment in the Nasdaq-100 Component. The Dividend Component consists of annual futures contracts whose value represents the market’s expectation of the amount of ordinary dividends to be paid by Nasdaq-100 companies during the term of the futures contract (“Nasdaq-100 Dividend Futures”). As of July 31, 2024, the Nasdaq-100 Component comprised approximately 88.7% of the Index.
Nasdaq-100 Dividend Futures seek to allow investors in these instruments to obtain exposure to the actual dividend value that will be paid by the Nasdaq-100 constituent companies over a period of time. The amount of such futures contracts will generally result in exposure to such dividends that is significantly greater than the amount of dividends that the Fund would normally receive from its direct investment in Nasdaq-100 constituent companies (i.e., approximately 600% of such dividends that the Fund would normally have received). Nasdaq-100 Dividend Futures provide for the future sale by one party and purchase by another party of a specified dividend value of the Nasdaq-100 at a specified future time and at a specified price. Nasdaq-100 Dividend Futures are standardized contracts traded on a recognized U.S. exchange. The Fund’s investment in Nasdaq-100 Dividend Futures will generally include the three most current annual Nasdaq-100 Dividend Futures contracts (e.g., in September 2024, the Fund would invest in the 2024, 2025, and 2026 contracts).
The Dividend Component will typically be comprised of the first three annual maturities of annual Nasdaq-100 Dividend Futures. The three annual Nasdaq-100 Dividend Futures that will comprise the Dividend Component at any time will typically have an equal-share representation within the Index. Specifically, the Dividend Component will be comprised of one contract of each maturity. The allocation (or weighting) within the Index between the Dividend Component and the Nasdaq-100 Component will be determined such that the Index’s total exposure to the ordinary dividends to be paid by the companies that comprise the Nasdaq-100 Index over the next three years will equal 600%.
Each December, upon the expiry of the current year’s annual Nasdaq-100 Dividend Futures contract, the Dividend Component within the Index will be reconstituted, and the then 3-year maturity annual contract will be incorporated to the Dividend Component. For example, in December of 2024, upon expiry, the 2024 annual Nasdaq-100 Dividend Futures contract will be removed from the Dividend Component and replaced with the 2027 annual Nasdaq-100 Dividend Futures contract. The Dividend Component will then be comprised of one contract each of the 2025, 2026, and 2027 maturities. Once the Dividend Component is reconstituted, the Index will be rebalanced and new weightings between the Dividend Component and the Nasdaq-100 Component will be established for the upcoming year. The new weightings will be determined such that, for the next year, the total exposure to the next three years of ordinary dividend to be paid by the companies in the Nasdaq-100 Index will be 600%.
The Index is rebalanced annually each December, at the end of the trading day on which the current year’s Nasdaq-100 Dividend Futures expire. At each rebalancing date, the Nasdaq-100 Component will be reconstituted to reflect the current Nasdaq-100 constituent companies and the current year’s annual Nasdaq-100 Dividend Futures will be replaced by the then closest maturing contract in three years. On the Index rebalancing date, the composition of the Index is expected to change.
The Fund’s Investment Strategy
The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will seek to invest in all of the component securities of the Index in the same approximate proportion as in the Index. The Fund attempts to replicate the Nasdaq-100 Component by investing in equity securities that are included in the Nasdaq-100, long positions in futures contracts on the Nasdaq-100, or exchange-traded funds (“ETFs”) that invest in the equity securities that are included in the Nasdaq-100. The Fund attempts to replicate the Dividend Component through long positions in exchange-traded Nasdaq-100 Dividend Futures.
To collateralize the Fund’s long positions in Nasdaq-100 Dividend Futures, the Fund may hold U.S. Treasury securities with maturity dates similar to the expiration dates of the Nasdaq-100 Dividend Futures. The Fund may also collateralize the long positions with cash or cash equivalents. The Fund holds cash, cash equivalents, or U.S. Treasury securities in approximately the same amount as the notional value of the Nasdaq-100 Dividend Futures in order to offset any embedded leverage.
Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in a combination of large cap growth equity securities and dividend-paying large cap equity securities (i.e., the component securities of the Index, including economic equivalents), and derivatives based on those securities (i.e., the Nasdaq-100 Dividend Futures that are used to construct the Dividend Component). The Fund defines “equity securities” to mean common and preferred stocks, rights, warrants, depositary receipts and ETFs that invest in the equity securities of companies included in the Nasdaq-100 Index. For purposes of this 80% investment policy, (i) the Fund will consider the underlying holdings of any ETFs in which the Fund invests, (ii) the notional value of the futures contracts that make up the Dividend Component, and (iii) the Fund will have some large cap growth investments, some dividend paying large cap investments, and some investments in both of these categories.
The Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single issuer or small number of issuers than diversified funds.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
~~▪~~Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included components or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
▪Currency Exchange Rate Risk. The Fund’s assets may include investments denominated in non-U.S. currencies, such as the euro, or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
▪Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures contracts. Derivatives typically have economic leverage inherent in their terms. Futures contracts can be highly volatile, illiquid, and difficult to value. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. A small position in futures contracts could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts.

▪Futures Contract Risk. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the underlying securities or index and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) the possibility that the counterparty will default in the performance of its obligations; and (d) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it maybe disadvantageous to do so. The settlement price of Nasdaq-100 Dividend Futures or similar futures held by the Fund only reflect unadjusted ordinary dividends declared and paid in the contract period on the individual companies included in the Index. Any special dividends, extraordinary dividends and return of capital payments paid by a company included in the Index will not be reflected in the settlement value of the Nasdaq-100 Dividend Futures or similar futures held by the Fund. A special dividend is a non-recurring dividend distributed by a company that is separate from the regular cycle of dividends and may be larger than a company’s typical dividend payment, such as the spin-off of assets of the company being distributed to shareholders. The Fund may not perform as well if the actual future growth in dividends paid on common stocks is below the expected growth in dividends, as reflected in the market prices at which the Fund buys the Nasdaq-100 Dividend Futures.
▪Dividends Risk. There can be no assurance that a dividend-paying company will continue to make regular dividend payments. The ability for a company to pay dividends is dependent on the economic climate and the companies’ current earnings and capital resources. Changes in economic conditions or a company’s earnings or financial resources could cause a company to reduce its dividend payments or suspend the payment of dividends altogether. The possibility that such companies could reduce or eliminate the payment of dividends in the future, especially if the companies are facing an economic downturn, could negatively affect the Fund’s performance.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
▪Growth Investing Risk. Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. ETF shares can only be redeemed in creation units by APs. Individual shareholders may only purchase and sell ETF shares on a secondary market.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Shares of the Fund will be bought and sold in the secondary market at market prices.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as The Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.
▪Government Obligations Risk. The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. Foreign securities held by the Fund may trade on markets that are closed when U.S. markets are open, which may lead to a difference in the value of the Fund and the underlying foreign securities.
▪Index Provider Risk. There is no assurance that Metaurus (the Fund’s index provider) or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, rebalanced, calculated or disseminated accurately. The Fund relies upon Metaurus and its agents to compile, determine, maintain, construct, rebalance, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by Metaurus or its agents generally will be borne by the Fund and its shareholders.
▪International Operations Risk. Investments in companies with significant business operations outside of the United States may involve certain risks that may not be present with investments in U.S. companies. For example, international operations may be subject to risk of loss due to foreign currency fluctuations; changes in foreign political and economic environments, regionally, nationally, and locally; challenges of complying with a wide variety of foreign laws, including corporate governance, operations, taxes, and litigation; differing lending practices; differences in cultures; changes in applicable laws and regulations in the United States that affect international operations; changes in applicable laws and regulations in foreign jurisdictions; difficulties in managing international operations; and obstacles to the repatriation of earnings and cash. These and other factors can make an investment in the Fund more volatile than other types of investments.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪New Fund Risk. The Fund is new with no operating history. As a result, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in Fund shares.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the “ETF Risks” described above.
▪Passive Investment Risk. The Fund is not actively managed and the Sub-Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
▪Trading Halt Risk. The Fund invests in futures contracts. The major exchanges on which these contracts are traded have established limits on how much the trading price of a futures contract may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities.
Fund Performance
Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Investment Sub-Adviser
Metaurus Advisors LLC (“Metaurus” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.
Portfolio Managers
Richard P. Silva, Jr. and Brendan Greenwald, employees of the Sub-Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as Fund portfolio managers since the Fund’s inception in 2024.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.PacerETFs.com.

Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, and their related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.